UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21409

                  Pioneer Municipal High Income Advantage Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2018 through March 31, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                             Pioneer Municipal High
                             Income Advantage Trust

--------------------------------------------------------------------------------
                             Annual Report | March 31, 2019
--------------------------------------------------------------------------------

                             Ticker Symbol:   MAV

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Trust's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Trust, by calling 1-800-710-0935.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Trust, you can inform the Trust that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-710-0935. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                             [LOGO]   Amundi Pioneer
                                      ==============
                                    ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     12

Performance Update                                                           13

Schedule of Investments                                                      14

Financial Statements                                                         25

Notes to Financial Statements                                                30

Report of Independent Registered Public Accounting Firm                      39

Additional Information                                                       41

Trustees, Officers and Service Providers                                     42

       Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and political and economic issues on the international front can also cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity. As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe. The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
March 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

       Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 3

Portfolio Management Discussion | 3/31/19

The municipal bond market generated favorable results over the 12-month period ended March 31, 2019, with high-yield municipals outperforming investment-grade municipals. In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer Municipal High Income Advantage Trust during the 12-month period ended March 31, 2019. Mr. Chirunga, Managing Director, Deputy Director of Municipals, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Trust, along with Mr. Eurkus, Managing Director, Director of Municipals, and a portfolio manager at Amundi Pioneer.

Q How did Pioneer Municipal High Income Advantage Trust perform during the 12-month period ended March 31, 2019?

A Pioneer Municipal High Income Advantage Trust returned 6.63% at net asset value (NAV) and 6.20% at market price during the 12-month period ended March 31, 2019. During the same 12-month period, the Trust's benchmarks, the Bloomberg Barclays U.S. Municipal High Yield Bond Index and the Bloomberg Barclays Municipal Bond Index, returned 8.14% and 5.38% at NAV, respectively. The Bloomberg Barclays U.S. Municipal High Yield Bond Index is an unmanaged measure of the performance of lower-rated municipal bonds, while the Bloomberg Barclays Municipal Bond Index is an unmanaged measure of the performance of investment-grade municipal bonds. Unlike the Trust, the two indices do not use leverage. While use of leverage increases investment opportunity, it also increases investment risk.

      During the same 12-month period, the average return at NAV of the 15 closed-end funds in Morningstar's High Yield Municipal Debt Closed End Funds category (which may or may not be leveraged) was 5.73%, and the average return (at market price) of the 15 closed-end funds in the same Morningstar category was 10.50%.

      The shares of the Trust were selling at a 7.9% discount to NAV on March 31, 2019. Comparatively, the shares of the Trust were selling at a 7.5% discount to NAV on March 31, 2018.

      On March 31, 2019, the standardized 30-day SEC yield of the Trust's shares was 4.06%*.

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

Q How would you describe the investment environment in the municipal bond market during the 12-month period ended March 31, 2019?

A The federal tax reform legislation passed in December 2017 continued to exert a significant impact on the municipal bond market over the 12-month period. The revisions to the federal tax code effective in January 2018 included treating investors' interest income received on advance refunding bonds issued after December 31, 2017, as taxable income. (An advance refunding bond is issued to retire, or pre-refund, another outstanding bond more than 90 days in advance of the original bond's maturity date.) Advance refundings have traditionally been used by municipalities to refinance debt at lower rates and delay repayment of principal. That change to the tax law has effectively reduced supply in the municipal market by 15 to 20 percent since January 2018. At the same time, demand for tax-free investments has increased -- especially from investors in high-tax states --due to another provision in the law that caps federal tax deductions of state and local taxes at $10,000. Thus, the effect of federal tax reform on the technical environment for municipal bonds has been very positive, given the significant supply/demand rebalancing.

      More broadly, financial markets stumbled in the fall of 2018 as ongoing concerns about trade disputes and geopolitical tensions brought substantial volatility and caused many asset classes to generate negative returns for the fourth quarter of 2018. The lead-up to the mid-term U.S. elections dominated headlines coming into November, and medium- to longer-term interest rates remained range-bound. The results of the election were consistent with expectations, as Democrats took control of the House of Representatives and Republicans tightened their control of the Senate. In response, tax-exempt bonds rallied and ended 2018 on a strong note. Notably, the tax-exempt bond market was supported not only by demand from its traditional investors, but also by non-traditional buyers, including global insurance companies looking for relative safety, a low default rate, and attractive valuations versus taxable bonds.

      During the first quarter of 2019, the final three months of the 12-month period, the U.S. economy continued to perform well despite increased trade tensions between the United States and a number of other countries, particularly China. In addition, the U.S. Federal Reserve System (the
      Fed), after raising the federal funds rate four times in 2018, abruptly shifted to a less-aggressive stance on monetary policy after stocks stumbled badly in December, partly due to fears that policymakers would overshoot on interest rates even while global economic growth was showing signs of weakening. The Fed signaled that it would likely pause on further rate hikes,

       Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 5 at least for the time being, and that it would end its balance-sheet reduction program this coming September, earlier than expected. Meanwhile, the Treasury yield curve continued to flatten, as long-term rates declined and short-term rates rose during the 12-month period.

Q What factors affected the Trust's performance relative to the Bloomberg Barclays municipal bond indices during the 12-month period ended March 31, 2019?

A We maintained a well-diversified** portfolio during the 12-month period, with exposures to both investment-grade and high-yield municipal bonds. The diversification helped the Trust outperform the Bloomberg Barclays Municipal Bond Index, which tracks investment-grade municipals, even as the Trust trailed the return of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

      Positive contributors to the Trust's benchmark-relative returns during the 12-month period included the portfolio's holdings of revenue bonds issued by the states of Massachusetts, Connecticut, and New Jersey. Holdings of certain tobacco bonds funded by Master Settlement Agreements between the tobacco industry and individual states also benefited the Trust's benchmark-relative performance.

      Conversely, detractors from the Trust's benchmark-relative results during the 12-month period included holdings of bonds issued by an environmental facility in California, by Gulf Coast Industrial Development Authority (Texas), and by Alachua County (Florida) Health Facilities Authority.

Q Did the Trust's distributions*** to shareholders change during the 12-month period ended March 31, 2019?

A Yes, the Trust's distributions decreased slightly over the 12-month period as the Trust was earning less income. A number of bonds in the portfolio came to maturity during the period, and the proceeds from refundings were reinvested at lower interest rate levels.

Q Did the level of leverage in the Trust change during the 12-month period ended March 31, 2019?

A At the end of the 12-month period on March 31, 2019, 36.4% of the Trust's total managed assets were financed by leverage obtained through the issuance of Variable Rate Muni Fund Term Preferred Shares, compared with

**    Diversification does not assure a profit nor protect against loss.

***   Distributions are not guaranteed.

6 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

      36.6% of the Trust's total managed assets financed by leverage at the start of the period on April 1, 2018. The absolute amount of funds borrowed by the Trust during the period did not change. The increase in the percentage of leveraged funds was the result of a reduction of the aggregate net asset value of the Trust's holdings.

Q Did the Trust invest in any derivative securities during the 12-month period ended March 31, 2019?

A     No, the Trust's portfolio held no derivative securities during the period.

Q     What is your investment outlook?

A We believe financial markets will likely be more volatile during the remainder of 2019, relative to the first quarter, but along with the volatility, we also see potential for a flight to quality by investors that could benefit the municipal bond market. The tax-free bond market has been benefiting from the attractive tax-equivalent yields offered by municipal bonds as compared with Treasury issues, as well as from the low default rate of municipals when compared with other asset classes. We anticipate strong cash flows into municipals as investors react to growing uncertainties regarding economic strength, geopolitical issues, and fiscal and monetary policies. We also look for municipal supply to be slightly higher for calendar year 2019 than it was in 2018.

      Consistent with our investment discipline in managing the Trust, we intend to focus on intensive, fundamental research when selecting individual bond issues, while maintaining a close watch on any economic factors that could influence the municipal market. We do not anticipate any significant changes to either the portfolio's positioning or structure in the near future.

       Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 7

Please refer to the Schedule of Investments on pages 14-24 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

When interest rates rise, the prices of fixed-income securities held by the Trust will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Trust will generally rise.

By concentrating in municipal securities, the portfolio is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers' inability to meet their debt obligations.

The Trust currently uses leverage through the issuance of preferred shares. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

The Trust is required to meet certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time, which is likely to result in a decrease in the market value of the Trust's shares.

8 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

These risks may increase share price volatility.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

       Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 9

Portfolio Summary | 3/31/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Education Revenue                                                          24.7%
General Obligation                                                         21.8%
Health Revenue                                                             19.3%
Tobacco Revenue                                                            10.7%
Transportation Revenue                                                      9.1%
Development Revenue                                                         6.5%
Water Revenue                                                               4.1%
Pollution Control Revenue                                                   1.7%
Other Revenue                                                               1.3%
Facilities Revenue                                                          0.8%

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-5 years                                                                   2.1%
5-7 years                                                                   2.0%
7-10 years                                                                 10.5%
10-20 years                                                                36.2%
20+ years                                                                  49.2%

10 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

State Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Texas                                                                     10.80%
Massachusetts                                                              8.55%
California                                                                 7.66%
New Jersey                                                                 6.38%
New York                                                                   5.90%
Florida                                                                    5.79%
Pennsylvania                                                               5.39%
Virginia                                                                   4.95%
Ohio                                                                       4.24%
Georgia                                                                    4.04%
Connecticut                                                                3.16%
District of Columbia                                                       3.07%
Washington                                                                 2.71%
Maryland                                                                   2.44%
Minnesota                                                                  2.16%
Wisconsin                                                                  2.11%
Michigan                                                                   1.90%
Illinois                                                                   1.75%
Louisiana                                                                  1.70%
Arizona                                                                    1.61%
Utah                                                                       1.46%
Other                                                                      1.32%
South Carolina                                                             1.32%
Maine                                                                      1.25%
Tennessee                                                                  1.21%
Rhode Island                                                               1.20%
South Dakota                                                               0.94%
Puerto Rico                                                                0.77%
Oregon                                                                     0.74%
Alabama                                                                    0.58%
Indiana                                                                    0.52%
North Carolina                                                             0.47%
Idaho                                                                      0.46%
New Hampshire                                                              0.46%
Colorado                                                                   0.44%
Guam                                                                       0.24%
Kansas                                                                     0.23%
Montana                                                                    0.08%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. New Jersey Transportation Trust Fund Authority, 12/15/27 (BHAC-CR MBIA Insured)                           2.85%
-------------------------------------------------------------------------------------------------------------------
 2. Massachusetts Development Finance Agency,WGBH Foundation, Series A, 5.75%, 1/1/42
    (AMBAC Insured)                                                                                           2.64
-------------------------------------------------------------------------------------------------------------------
 3. Buckeye Tobacco Settlement Financing Authority,Asset-Backed, Series A-2, 6.5%, 6/1/47                     2.29
-------------------------------------------------------------------------------------------------------------------
 4. Private Colleges & Universities Authority, Emory University, Series A, 5.0%, 10/1/43                      2.24
-------------------------------------------------------------------------------------------------------------------
 5. New York State Dormitory Authority, Series C, 5.0%, 3/15/39                                               1.95
-------------------------------------------------------------------------------------------------------------------
 6. New York State Dormitory Authority, Series A, 4.0%, 7/1/37                                                1.92
-------------------------------------------------------------------------------------------------------------------
 7. New Jersey Economic Development Authority, Continental Airlines, 5.75%, 9/15/27                           1.87
-------------------------------------------------------------------------------------------------------------------
 8. State of Florida, Capital Outlay, Series A, 4.0%, 6/1/38                                                  1.76
-------------------------------------------------------------------------------------------------------------------
 9. State of Connecticut, Series E, 4.0%, 9/1/30                                                              1.76
-------------------------------------------------------------------------------------------------------------------
10. California County Tobacco Securitization Agency, Capital Appreciation, Stanislaus County,
    Subordinated, Series A, 6/1/46                                                                            1.65
-------------------------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Trust is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

      Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 11

Prices and Distributions | 3/31/19

Share Prices and Distributions
--------------------------------------------------------------------------------

Market Value per Common Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  3/31/19               3/31/18
--------------------------------------------------------------------------------
Market Value                       $10.76                $10.72
--------------------------------------------------------------------------------
Discount                           (7.9)%                (7.5)%
--------------------------------------------------------------------------------

Net Asset Value per Common Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  3/31/19               3/31/18
--------------------------------------------------------------------------------
Net Asset Value                    $11.68                $11.59
--------------------------------------------------------------------------------

Distributions per Common Share: 4/1/18 - 3/31/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Net
             Investment           Short-Term              Long-Term
              Income             Capital Gains           Capital Gains
--------------------------------------------------------------------------------
              $0.6100                $ --                    $ --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  3/31/19               3/31/18
--------------------------------------------------------------------------------
     30-Day SEC Yield              4.06%                 4.10%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

^ Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust's website at www.amundipioneer.com.

12 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

Performance Update | 3/31/19

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Municipal High Income Advantage Trust during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of March 31, 2019)
-----------------------------------------------------------
                                               Bloomberg
                                  Bloomberg    Barclays
              Net                 Barclays     U.S.
              Asset               Municipal    Municipal
              Value     Market    Bond         High Yield
Period        (NAV)     Price     Index        Bond Index
-----------------------------------------------------------
10 years      10.38%    9.71%     4.72%        8.73%
5 years        5.96     0.35      3.73         6.10
1 year         6.63     6.20      5.38         8.14
-----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Municipal     Bloomberg Barclays     Bloomberg Barclays
                High Income           Municipal Bond         U.S. Municipal High
                Advantage Trust       Index                  Yield Bond Index
3/09            $10,000              $10,000                 $10,000
3/10            $15,776              $10,969                 $12,832
3/11            $16,560              $11,148                 $13,253
3/12            $21,320              $12,493                 $15,305
3/13            $24,206              $13,148                 $17,493
3/14            $24,832              $13,200                 $17,166
3/15            $28,482              $14,073                 $18,658
3/16            $27,489              $14,633                 $19,301
3/17            $23,113              $14,656                 $20,133
3/18            $23,788              $15,045                 $21,348
3/19            $25,264              $15,855                 $23,084

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange, and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The Bloomberg Barclays Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. The Bloomberg Barclays U.S. Municipal High Yield Bond Index is unmanaged, totals over $26 billion in market value and maintains over 1,300 securities. Municipal bonds in this index have the following requirements: maturities of one year or greater, sub investment grade (below Baa or non-rated), fixed coupon rate, issue date later than 12/31/90, deal size over $20 million, maturity size of at least $3 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not employ leverage. You cannot invest directly in the indices.

      Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 13

Schedule of Investments | 3/31/19

------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                             Value
------------------------------------------------------------------------------------------------------------------
                          UNAFFILIATED ISSUERS -- 155.6%
                          DEBTORS IN POSSESSION FINANCING --
                          2.1% of Net Assets(1)
                          Building Materials -- 2.1%
 4,432,000                Texas Pellets, Inc./German Pellets Texas LLC, 8.0%,
                          9/30/18 (144A)                                                            $   4,432,000
 1,310,000                Texas Pellets, Inc./German Pellets Texas LLC, 8.0%,
                          3/29/19 (144A)                                                                1,310,000
                                                                                                    --------------
                          Total Building Materials                                                  $   5,742,000
------------------------------------------------------------------------------------------------------------------
                          TOTAL DEBTORS IN POSSESSION FINANCING
                          (Cost $5,742,000)                                                         $   5,742,000
------------------------------------------------------------------------------------------------------------------
                          TAX EXEMPT OBLIGATIONS -- 153.5% of Net Assets(a)
                          Alabama -- 0.9%
 2,500,000                Alabama Industrial Development Authority, Pine City
                          Fiber Co., 6.45%, 12/1/23                                                 $   2,501,075
                                                                                                    --------------
                          Total Alabama                                                             $   2,501,075
------------------------------------------------------------------------------------------------------------------
                          Arizona -- 2.5%
 4,000,000(b)             City of Phoenix, 5.0%, 7/1/27                                             $   4,878,080
 2,000,000                City of Phoenix, Industrial Development Authority, 3rd
                          & Indian School Assisted Living Project, 5.4%, 10/1/36                        2,096,620
    27,000                County of Pima, Industrial Development Authority,
                          Arizona Charter Schools Project, Series C, 6.75%, 7/1/31                         27,154
                                                                                                    --------------
                          Total Arizona                                                             $   7,001,854
------------------------------------------------------------------------------------------------------------------
                          California -- 11.9%
 6,990,000                California County Tobacco Securitization Agency, Asset-Backed,
                          Gold County Funding Corp., 5.25%, 6/1/46                                  $   6,991,188
38,610,000(c)             California County Tobacco Securitization Agency,
                          Capital Appreciation, Stanislaus County,
                          Subordinated, Series A, 6/1/46                                                7,191,113
 1,845,000                California Educational Facilities Authority, Stanford
                          University, 5.25%, 4/1/40                                                     2,564,366
 1,550,000                California Enterprise Development Authority, Sunpower
                          Corp., 8.5%, 4/1/31                                                           1,641,326
 2,975,000(d)             California School Finance Authority, Classical
                          Academies Project, Series A, 7.375%, 10/1/43                                  3,564,377
 1,875,000                California Statewide Communities Development
                          Authority, Lancer Plaza Project, 5.875%, 11/1/43                              2,023,181
   757,342(e)             California Statewide Communities Development
                          Authority, Microgy Holdings Project, 9.0%, 12/1/38                                    8
 1,500,000(d)             City of Madera, Irrigation Financing Authority, 6.25%, 1/1/31                 1,552,890
 1,500,000(d)             City of Madera, Irrigation Financing Authority, 6.5%, 1/1/40                  1,555,665

The accompanying notes are an integral part of these financial statements.

14 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                             Value
------------------------------------------------------------------------------------------------------------------
                          California -- (continued)
 2,695,000(b)             Coast Community College District, Election, Series D,
                          5.0%, 8/1/31                                                              $   3,325,522
 2,425,000(b)             State of California, Various Purposes, 5.75%, 4/1/31                          2,427,328
   465,000                Tobacco Securitization Authority of Southern
                          California, Series A-1, 5.125%, 6/1/46                                          479,415
                                                                                                    --------------
                          Total California                                                          $  33,316,379
------------------------------------------------------------------------------------------------------------------
                          Colorado -- 0.7%
 1,500,000(d)             Colorado Educational & Cultural Facilities Authority,
                          Rocky Mountain Classical Academy Project, 8.0%,
                          9/1/43                                                                    $   1,896,885
                                                                                                    --------------
                          Total Colorado                                                            $   1,896,885
------------------------------------------------------------------------------------------------------------------
                          Connecticut -- 4.9%
 2,970,000(f)             Connecticut State Health & Educational Facilities
                          Authority, Yale University, Series V-1, 1.25%, 7/1/36                     $   2,970,000
 2,035,000                Mohegan Tribal Finance Authority, 7.0%, 2/1/45 (144A)                         2,108,077
 7,200,000(b)             State of Connecticut, Series E, 4.0%, 9/1/30                                  7,629,624
 1,000,000                Town of Hamden, Whitney Center Project, Series A,
                          7.75%, 1/1/43                                                                 1,023,070
                                                                                                    --------------
                          Total Connecticut                                                         $  13,730,771
------------------------------------------------------------------------------------------------------------------
                          District of Columbia -- 4.8%
 3,975,000                District of Columbia, Housing Product Trust Fund,
                          Series A, 4.25%, 6/1/37 (NATL Insured)                                    $   3,988,913
 1,995,000                District of Columbia Tobacco Settlement Financing
                          Corp., Asset-Backed, 6.5%, 5/15/33                                            2,202,839
 6,825,000                District of Columbia Tobacco Settlement Financing
                          Corp., Asset-Backed, 6.75%, 5/15/40                                           7,130,760
                                                                                                    --------------
                          Total District of Columbia                                                $  13,322,512
------------------------------------------------------------------------------------------------------------------
                          Florida -- 9.0%
 1,500,000                Alachua County Health Facilities Authority, Terraces
                          Bonita Springs Project, Series A, 8.125%, 11/15/41                        $   1,604,880
 1,500,000                Alachua County Health Facilities Authority, Terraces
                          Bonita Springs Project, Series A, 8.125%, 11/15/46                            1,602,990
 2,500,000(d)             County of Miami-Dade, Aviation Revenue, Series B,
                          5.5%, 10/1/41                                                                 2,550,975
 5,000,000                County of Miami-Dade, Water & Sewer System Revenue,
                          Series A, 4.0%, 10/1/44                                                       5,300,500
 5,000,000                Florida's Turnpike Enterprise, Department of
                          Transportation, Series A, 4.0%, 7/1/32                                        5,398,750
 1,000,000(d)             Hillsborough County Industrial Development Authority,
                          Various Health Facilities, 8.0%, 8/15/32                                      1,034,030
 7,035,000(b)             State of Florida, Capital Outlay, Series A, 4.0%, 6/1/38                      7,660,130
                                                                                                    --------------
                          Total Florida                                                             $  25,152,255
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

      Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 15

------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                             Value
------------------------------------------------------------------------------------------------------------------
                          Georgia -- 6.3%
 5,000,000                City of Atlanta, Water & Wastewater Revenue, Series A,
                          5.0%, 11/1/34                                                             $   6,096,150
   900,000(d)             DeKalb County Georgia Hospital Authority, DeKalb
                          Medical Center, Inc., Project, 6.0%, 9/1/30                                     954,486
   750,000(d)             DeKalb County Georgia Hospital Authority, DeKalb
                          Medical Center, Inc., Project, 6.125%, 9/1/40                                   796,590
 8,750,000                Private Colleges & Universities Authority, Emory
                          University, Series A, 5.0%, 10/1/43                                           9,731,312
                                                                                                    --------------
                          Total Georgia                                                             $  17,578,538
------------------------------------------------------------------------------------------------------------------
                          Guam -- 0.4%
 1,000,000                Guam Department of Education, Certificates of
                          Participation, John F. Kennedy High School, Series A,
                          6.625%, 12/1/30                                                           $   1,022,570
                                                                                                    --------------
                          Total Guam                                                                $   1,022,570
------------------------------------------------------------------------------------------------------------------
                          Idaho -- 0.7%
 2,000,000                Power County Industrial Development Corp., FMC Corp.
                          Project, 6.45%, 8/1/32                                                    $   2,010,420
                                                                                                    --------------
                          Total Idaho                                                               $   2,010,420
------------------------------------------------------------------------------------------------------------------
                          Illinois -- 2.7%
 1,000,000(b)             Chicago Board of Education, Series A, 7.0%,
                          12/1/46 (144A)                                                            $   1,209,050
   417,400(f)             Illinois Finance Authority, Clare Oaks Project, Series B,
                          4.0%, 11/15/52                                                                  377,250
   261,000(c)             Illinois Finance Authority, Clare Oaks Project,
                          Series C-1, 11/15/52                                                             12,186
    52,200                Illinois Finance Authority, Clare Oaks Project, Series C-2,
                          4.0%, 11/15/52                                                                   17,421
    52,200(c)             Illinois Finance Authority, Clare Oaks Project,
                          Series C-3, 11/15/52                                                             10,913
 1,450,000                Illinois Finance Authority, Memorial Health System,
                          5.5%, 4/1/39                                                                  1,450,000
 2,000,000(d)             Illinois Finance Authority, Northwestern Memorial
                          Hospital, Series A, 6.0%, 8/15/39                                             2,032,940
   280,000(d)             Illinois Finance Authority, Swedish Covenant, Series A,
                          6.0%, 8/15/38                                                                   290,637
 1,000,000                Metropolitan Pier & Exposition Authority, McCormick
                          Place, Series B, 5.0%, 6/15/52 (ST APPROP Insured)                            1,030,450
 1,170,000                Southwestern Illinois Development Authority, Village
                          of Sauget Project, 5.625%, 11/1/26                                            1,169,872
                                                                                                    --------------
                          Total Illinois                                                            $   7,600,719
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                             Value
------------------------------------------------------------------------------------------------------------------
                          Indiana -- 0.8%
   250,000                City of Carmel, Barrington Carmel Project, Series A,
                          7.0%, 11/15/32                                                            $     205,000
   750,000                City of Carmel, Barrington Carmel Project, Series A,
                          7.125%, 11/15/42                                                                615,000
   500,000                City of Carmel, Barrington Carmel Project, Series A,
                          7.125%, 11/15/47                                                                410,000
 1,000,000                Indiana Finance Authority, Educational Facilities,
                          5.125%, 7/1/37                                                                1,023,210
                                                                                                    --------------
                          Total Indiana                                                             $   2,253,210
------------------------------------------------------------------------------------------------------------------
                          Kansas -- 0.4%
 1,000,000(d)             Kansas Development Finance Authority, Hayes Medical
                          Center, Inc., Series Q, 5.0%, 5/15/35                                     $   1,004,520
                                                                                                    --------------
                          Total Kansas                                                              $   1,004,520
------------------------------------------------------------------------------------------------------------------
                          Louisiana -- 2.6%
 7,000,000                Jefferson Parish Hospital Service District No. 2, East
                          Jefferson General Hospital, 6.375%, 7/1/41                                $   6,622,140
   750,000                Opelousas Louisiana General Hospital Authority, Opelousas
                          General Health System Project, 5.75%, 10/1/23                                   751,777
                                                                                                    --------------
                          Total Louisiana                                                           $   7,373,917
------------------------------------------------------------------------------------------------------------------
                          Maine -- 1.9%
 1,500,000                Maine Health & Higher Educational Facilities
                          Authority, Maine General Medical Center, 7.5%, 7/1/32                     $   1,647,930
 3,500,000                Maine Turnpike Authority, Series A, 5.0%, 7/1/42                              3,803,100
                                                                                                    --------------
                          Total Maine                                                               $   5,451,030
------------------------------------------------------------------------------------------------------------------
                          Maryland -- 3.8%
 2,000,000(d)             Maryland Health & Higher Educational Facilities
                          Authority, Charlestown Community, 6.25%, 1/1/45                           $   2,158,100
 2,090,000                Maryland Health & Higher Educational Facilities
                          Authority, City Neighbors, Series A, 6.75%, 7/1/44                            2,281,590
 1,250,000(d)             Maryland Health & Higher Educational Facilities
                          Authority, Doctor's Community Hospital, 5.75%, 7/1/38                         1,314,200
 4,500,000                Maryland Health & Higher Educational Facilities
                          Authority, Maryland University Medical System, Series A,
                          5.0%, 7/1/43                                                                  4,843,530
                                                                                                    --------------
                          Total Maryland                                                            $  10,597,420
------------------------------------------------------------------------------------------------------------------
                          Massachusetts -- 13.3%
 1,490,000(b)             City of Boston, Series A, 5.0%, 3/1/39                                    $   1,819,662
 7,000,000(c)             Massachusetts Bay Transportation Authority,
                          Series A, 7/1/28                                                              5,572,140
 2,575,000(d)             Massachusetts Development Finance Agency, Broad
                          Institute, Inc., Series A, 5.25%, 4/1/37                                      2,760,014
 2,200,000                Massachusetts Development Finance Agency, Partner's
                          Healthcare System, Series M-4, 5.0%, 7/1/39                                   2,392,082

The accompanying notes are an integral part of these financial statements.

      Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 17

------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                             Value
------------------------------------------------------------------------------------------------------------------
                          Massachusetts -- (continued)
 4,000,000                Massachusetts Development Finance Agency, Partner's
                          Healthcare System, Series S-1, 4.0%, 7/1/41                               $   4,223,840
 8,000,000                Massachusetts Development Finance Agency, WGBH
                          Foundation, Series A, 5.75%, 1/1/42 (AMBAC Insured)                          11,479,440
 3,000,000(f)             Massachusetts Health & Educational Facilities
                          Authority, Harvard University, Series R, 1.25%, 11/1/49                       3,000,000
 4,325,000                Massachusetts Health & Educational Facilities
                          Authority, Massachusetts Institute of Technology,
                          Series K, 5.5%, 7/1/32                                                        5,945,232
                                                                                                    --------------
                          Total Massachusetts                                                       $  37,192,410
------------------------------------------------------------------------------------------------------------------
                          Michigan -- 2.9%
 2,000,000                Flint Michigan Hospital Building Authority, Hurley
                          Medical Center, 7.375%, 7/1/35                                            $   2,116,340
   560,000                Michigan Public Educational Facilities Authority,
                          Crescent Academy, 7.0%, 10/1/36                                                 560,840
 5,000,000                Michigan State University, Series A, 5.0%, 8/15/41                            5,564,650
                                                                                                    --------------
                          Total Michigan                                                            $   8,241,830
------------------------------------------------------------------------------------------------------------------
                          Minnesota -- 3.4%
 2,000,000                Bloomington Port Authority, Radisson Blu Mall of
                          America, 9.0%, 12/1/35                                                    $   2,163,700
 1,000,000                City of Ham Lake, DaVinci Academy, Series A,
                          5.0%, 7/1/47                                                                  1,035,880
 1,740,000                City of Rochester, Health Care Facilities, Mayo
                          Clinic, 4.0%, 11/15/48                                                        1,852,126
 3,755,000(b)             State of Minnesota, Series B, 4.0%, 8/1/27                                    4,345,286
                                                                                                    --------------
                          Total Minnesota                                                           $   9,396,992
------------------------------------------------------------------------------------------------------------------
                          Montana -- 0.1%
 2,445,000(e)             City of Hardin, Tax Allocation, Rocky Mountain Power,
                          Inc., Project, 6.25%, 9/1/31                                              $     293,400
 1,000,000(e)             Two Rivers Authority, Inc., 7.375%, 11/1/27                                      40,000
                                                                                                    --------------
                          Total Montana                                                             $     333,400
------------------------------------------------------------------------------------------------------------------
                          New Hampshire -- 0.7%
 2,000,000                New Hampshire Health & Education Facilities Authority
                          Act, Catholic Medical Centre, 3.75%, 7/1/40                               $   2,009,520
                                                                                                    --------------
                          Total New Hampshire                                                       $   2,009,520
------------------------------------------------------------------------------------------------------------------
                          New Jersey -- 9.9%
 7,500,000                New Jersey Economic Development Authority, Continental
                          Airlines, 5.75%, 9/15/27                                                  $   8,128,425
 1,000,000                New Jersey Economic Development Authority, Marion P.
                          Thomas Charter School, Inc., Project, 5.375%,
                          10/1/50 (144A)                                                                1,028,840

The accompanying notes are an integral part of these financial statements.

18 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                             Value
------------------------------------------------------------------------------------------------------------------
                          New Jersey -- (continued)
 3,500,000(f)             New Jersey State Turnpike Authority, RIB, 11.008%,
                          1/1/28 (144A) (AGM Insured)                                               $   6,168,400
15,375,000(c)             New Jersey Transportation Trust Fund Authority,
                          12/15/27 (BHAC-CR MBIA Insured)                                              12,397,785
                                                                                                    --------------
                          Total New Jersey                                                          $  27,723,450
------------------------------------------------------------------------------------------------------------------
                          New York -- 9.2%
 5,000,000                New York State Dormitory Authority, Columbia
                          University, 5.0%, 10/1/41                                                 $   5,308,450
 7,500,000                New York State Dormitory Authority, Series A,
                          4.0%, 7/1/37                                                                  8,342,925
 7,500,000                New York State Dormitory Authority, Series C,
                          5.0%, 3/15/39                                                                 8,476,500
 1,500,000                New York State Dormitory Authority, Trustees of
                          Columbia University, 5.0%, 10/1/45                                            2,086,935
 1,308,828                Westchester County Healthcare Corp., Series A,
                          5.0%, 11/1/44                                                                 1,407,435
                                                                                                    --------------
                          Total New York                                                            $  25,622,245
------------------------------------------------------------------------------------------------------------------
                          North Carolina -- 0.7%
   500,000                City of Charlotte, Airport Revenue, Series A, 5.0%, 7/1/42                $     580,205
 1,250,000                City of Charlotte, Airport Revenue, Series A, 5.0%, 7/1/47                    1,447,325
                                                                                                    --------------
                          Total North Carolina                                                      $   2,027,530
------------------------------------------------------------------------------------------------------------------
                          Ohio -- 6.6%
 3,000,000(d)             Akron Bath Copley Joint Township Hospital District,
                          Akron General Health System, 5.0%, 1/1/31                                 $   3,277,260
 2,500,000                Buckeye Tobacco Settlement Financing Authority,
                          Asset-Backed, Series A-2, 5.875%, 6/1/47                                      2,440,625
 9,945,000                Buckeye Tobacco Settlement Financing Authority,
                          Asset-Backed, Series A-2, 6.5%, 6/1/47                                        9,969,862
 2,500,000(b)(d)          State of Ohio, Common Schools, Series B, 5.0%, 6/15/29                        2,755,150
                                                                                                    --------------
                          Total Ohio                                                                $  18,442,897
------------------------------------------------------------------------------------------------------------------
                          Oregon -- 1.2%
 1,000,000                Oregon Health & Science University, Series A, 5.0%, 7/1/42                $   1,160,970
 2,000,000                Oregon State Facilities Authority, Samaritan Health
                          Services, Series A, 5.25%, 10/1/40                                            2,075,320
                                                                                                    --------------
                          Total Oregon                                                              $   3,236,290
------------------------------------------------------------------------------------------------------------------
                          Pennsylvania -- 8.4%
 1,000,000                Chester County Industrial Development Authority,
                          Collegium Charter School, Series A, 5.25%, 10/15/47                       $   1,030,970
 1,965,000                Pennsylvania Economic Development Financing Authority,
                          US Airways Group, Series B, 8.0%, 5/1/29                                      2,077,025
 5,000,000                Pennsylvania Economic Development Financing Authority,
                          USG Corp. Project, 6.0%, 6/1/31                                               5,002,800
 1,555,000(d)             Pennsylvania Turnpike Commission, Series D, 5.3%, 12/1/41                     1,594,792

The accompanying notes are an integral part of these financial statements.

      Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 19

------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                             Value
------------------------------------------------------------------------------------------------------------------
                          Pennsylvania -- (continued)
 3,445,000(d)             Pennsylvania Turnpike Commission, Series D, 5.3%, 12/1/41                 $   3,522,306
   500,000                Philadelphia Authority for Industrial Development,
                          Greater Philadelphia Health Action, Inc., Project,
                          Series A, 6.625%, 6/1/50                                                        522,385
 6,000,000                Philadelphia Authority for Industrial Development,
                          Nueva Esperanze, Inc., 8.2%, 12/1/43                                          6,589,980
 1,000,000                Philadelphia Authority for Industrial Development,
                          Performing Arts Charter School Project, 6.5%,
                          6/15/33 (144A)                                                                1,025,820
 2,000,000                Philadelphia Authority for Industrial Development,
                          Performing Arts Charter School Project, 6.75%,
                          6/15/43 (144A)                                                                2,051,720
                                                                                                    --------------
                          Total Pennsylvania                                                        $  23,417,798
------------------------------------------------------------------------------------------------------------------
                          Puerto Rico -- 1.2%
 6,500,000(b)(e)          Commonwealth of Puerto Rico, Series A, 8.0%, 7/1/35                       $   3,331,250
                                                                                                    --------------
                          Total Puerto Rico                                                         $   3,331,250
------------------------------------------------------------------------------------------------------------------
                          Rhode Island -- 1.9%
 1,355,000(e)             Central Falls Detention Facility Corp., 7.25%, 7/15/35                    $     213,954
 3,000,000                Rhode Island Health & Educational Building Corp.,
                          Brown University, Series A, 4.0%, 9/1/37                                      3,250,350
 1,500,000(d)             Rhode Island Health & Educational Building Corp.,
                          Tockwatten Home Issue, 8.375%, 1/1/46                                         1,740,900
                                                                                                    --------------
                          Total Rhode Island                                                        $   5,205,204
------------------------------------------------------------------------------------------------------------------
                          South Carolina -- 2.0%
 4,400,000(g)             Tobacco Settlement Revenue Management Authority,
                          Series B, 6.375%, 5/15/30                                                 $   5,728,976
                                                                                                    --------------
                          Total South Carolina                                                      $   5,728,976
------------------------------------------------------------------------------------------------------------------
                          South Dakota -- 1.5%
 4,000,000                South Dakota Health & Educational Facilities
                          Authority, Sanford Health, Series B, 4.0%, 11/1/44                        $   4,072,440
                                                                                                    --------------
                          Total South Dakota                                                        $   4,072,440
------------------------------------------------------------------------------------------------------------------
                          Tennessee -- 1.9%
 5,000,000(d)             Johnson City Health & Educational Facilities Board,
                          Mountain States Health Alliance, 6.5%, 7/1/38                             $   5,263,300
                                                                                                    --------------
                          Total Tennessee                                                           $   5,263,300
------------------------------------------------------------------------------------------------------------------
                          Texas -- 16.8%
 1,000,000                Arlington Higher Education Finance Corp., Universal
                          Academy, Series A, 7.0%, 3/1/34                                           $   1,054,090
 1,500,000                Arlington Higher Education Finance Corp., Universal
                          Academy, Series A, 7.125%, 3/1/44                                             1,562,400
 2,500,000(d)             Central Texas Regional Mobility Authority, Sub Lien,
                          6.75%, 1/1/41                                                                 2,723,025

The accompanying notes are an integral part of these financial statements.

20 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                             Value
------------------------------------------------------------------------------------------------------------------
                          Texas -- (continued)
 2,500,000(b)             County of Harris, Series A, 5.0%, 10/1/26                                 $   3,015,175
 5,000,000(b)             Goose Creek Consolidated Independent School District,
                          Series C, 4.0%, 2/15/26 (PSF-GTD Insured)                                     5,502,200
 5,020,000                Grand Parkway Transportation Corp., Series A,
                          5.5%, 4/1/53                                                                  5,595,744
 2,663,453(e)             Gulf Coast Industrial Development Authority, Microgy
                          Holdings Project, 7.0%, 12/1/36                                                      26
   675,000(f)             Harris County Health Facilities Development Corp., The
                          Methodist Hospital System, Series A-1, 1.5%, 12/1/41                            675,000
 3,000,000                Houston Higher Education Finance Corp., St. John's
                          School Project, Series A, 5.0%, 9/1/38                                        3,265,470
 3,355,000                North Texas Tollway Authority, Series A, 5.0%, 1/1/30                         3,851,641
 1,500,000(d)             Red River Health Facilities Development Corp., MRC
                          Crestview, Series A, 8.0%, 11/15/41                                           1,748,385
 2,000,000(b)             Richardson Independent School District, School
                          Building, 5.0%, 2/15/38 (PSF-GTD Insured)                                     2,223,080
 6,960,000+(e)            Sanger Industrial Development Corp., Texas Pellets
                          Project, Series B, 8.0%, 7/1/38                                               2,519,520
 1,000,000(e)             Tarrant County Cultural Education Facilities Finance
                          Corp., Mirador Project, Series A, 4.875%, 11/15/48                              450,000
   750,000(e)             Tarrant County Cultural Education Facilities Finance
                          Corp., Mirador Project, Series A, 5.0%, 11/15/55                                337,500
 1,000,000(e)             Texas Midwest Public Facility Corp., Secure Treatment
                          Facility Project, 9.0%, 10/1/30                                                 221,110
 3,365,000                Texas Private Activity Bond Surface Transportation
                          Corp., NTE Mobility Partners LLC, 7.0%, 12/31/38                              3,964,845
 2,500,000(d)             Travis County Health Facilities Development Corp.,
                          Longhorn Village Project, 7.125%, 1/1/46                                      2,726,600
 5,000,000(b)             Tyler Independent School District, School Building,
                          5.0%, 2/15/38 (PSF-GTD Insured)                                               5,557,700
                                                                                                    --------------
                          Total Texas                                                               $  46,993,511
------------------------------------------------------------------------------------------------------------------
                          Utah -- 2.3%
 5,000,000                County of Utah, IHC Health Services, Inc., Series B,
                          4.0%, 5/15/47                                                             $   5,194,800
 1,000,000                Salt Lake City Corp., Airport Revenue, Series B,
                          5.0%, 7/1/36                                                                  1,166,180
                                                                                                    --------------
                          Total Utah                                                                $   6,360,980
------------------------------------------------------------------------------------------------------------------
                          Virginia -- 7.7%
 2,275,000(b)             County of Arlington, 4.0%, 8/15/35                                        $   2,498,928
 4,550,000                Tobacco Settlement Financing Corp., Series B-1,
                          5.0%, 6/1/47                                                                  4,453,313
 5,000,000                University of Virginia, Multi Year Capital Project,
                          Series A, 4.0%, 8/1/48                                                        5,341,500
 5,000,000                University of Virginia, Series A, 5.0%, 4/1/42                                5,870,900

The accompanying notes are an integral part of these financial statements.

      Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 21

------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                             Value
------------------------------------------------------------------------------------------------------------------
                          Virginia -- (continued)
 3,000,000                Virginia Public School Authority Revenue, 4.0%, 8/1/25
                          (ST AID WITHHLDG Insured)                                                 $   3,333,810
                                                                                                    --------------
                          Total Virginia                                                            $  21,498,451
------------------------------------------------------------------------------------------------------------------
                          Washington -- 4.2%
 3,000,000                City of Seattle, Water System Revenue, 4.0%, 8/1/32                       $   3,322,860
 2,500,000(b)             King County, Issaquah School District No. 411, 4.0%,
                          12/1/31 (SCH BD GTY Insured)                                                  2,745,025
 2,500,000                University of Washington, Series B, 5.0%, 6/1/29                              2,955,100
 1,500,000(d)             Washington State Health Care Facilities Authority,
                          Kadlec Regional Medical Center, 5.5%, 12/1/39                                 1,596,720
 1,100,000                Washington State Housing Finance Commission, Mirabella
                          Project, Series A, 6.75%, 10/1/47 (144A)                                      1,176,483
                                                                                                    --------------
                          Total Washington                                                          $  11,796,188
------------------------------------------------------------------------------------------------------------------
                          Wisconsin -- 3.3%
 5,000,000                Public Finance Authority, Glenridge Palmer Ranch,
                          Series A, 8.25%, 6/1/46 (144A)                                            $   5,568,900
   750,000                Public Finance Authority, Roseman University Health
                          Sciences Project, 5.875%, 4/1/45                                                822,863
 1,000,000                Public Finance Authority, SearStone CCRC Project,
                          Series A, 5.3%, 6/1/47                                                        1,009,820
 1,490,000(d)             Public Finance Authority, SearStone CCRC Project,
                          Series A, 8.625%, 6/1/47                                                      1,779,045
                                                                                                    --------------
                          Total Wisconsin                                                           $   9,180,628
------------------------------------------------------------------------------------------------------------------
                          TOTAL TAX EXEMPT OBLIGATIONS
                          (Cost $408,930,035)                                                       $ 428,889,365
------------------------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 155.6%
                          (Cost $414,672,035)                                                       $ 434,631,365
------------------------------------------------------------------------------------------------------------------
                          OTHER ASSETS AND LIABILITIES -- 1.7%                                      $   4,615,824
------------------------------------------------------------------------------------------------------------------
                          VARIABLE RATE MUNIFUND TERM PREFERRED
                          SHARES AT REDEMPTION VALUE -- (57.3)%                                     $(160,006,411)
------------------------------------------------------------------------------------------------------------------
                          NET ASSETS APPLICABLE TO COMMON
                          SHAREOWNERS -- 100.0%                                                     $ 279,240,778
==================================================================================================================

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2019, the value of these securities amounted to $26,079,290, or 9.3% of net assets applicable to common shareowners.

RIB                  Residual Interest Bond is purchased in a secondary market.
                     The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at March 31, 2019.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

AGM                  Assured Guaranty Municipal Corp.

AMBAC                Ambac Assurance Corp.

BHAC-CR MBIA         Berkshire Hathaway Assurance Corp.

NATL                 National Public Finance Guarantee Corp.

PSF-GTD              Permanent School Fund Guaranteed

SCH BD GTY           School Board Guaranty

ST AID WITHHLDG      State Aid Withholding

ST APPROP            State Appropriations

+ Securities that used significant unobservable inputs to determine their value.

(a)                  Consists of Revenue Bonds unless otherwise indicated.

(b)                  Represents a General Obligation Bond.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d) Prerefunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

(e)                  Security is in default.

(f) The interest rate is subject to change periodically. The interest rate is shown as of March 31, 2019.

(g)                  Escrow to maturity.

(1)                  Securities are restricted as to resale.

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2019, aggregated $38,194,186 and $38,766,787, respectively.

The Trust is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser"), serves as the Trust's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended March 31, 2019, the Trust did not engage in cross trade activity.

At March 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $413,605,876 was as follows:

    Aggregate gross unrealized appreciation for all investments in which there
      is an excess of value over tax cost                                             $ 38,270,537
    Aggregate gross unrealized depreciation for all investments in which there
      is an excess of tax cost over value                                              (17,245,048)
                                                                                      ------------
    Net unrealized appreciation                                                       $ 21,025,489
                                                                                      ============

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

      Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 23

The following is a summary of the inputs used as of March 31, 2019, in valuing the Trust's investments:

------------------------------------------------------------------------------------------------------
                                             Level 1     Level 2          Level 3        Total
------------------------------------------------------------------------------------------------------
Debtors In Possession Financing              $ --        $  5,742,000     $       --     $  5,742,000
Tax Exempt Obligations
  Texas                                        --          44,473,991      2,519,520       46,993,511
All Other Tax Exempt Obligations               --         381,895,854             --      381,895,854
------------------------------------------------------------------------------------------------------
Total Investments in Securities              $ --        $432,111,845     $2,519,520     $434,631,365
======================================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-------------------------------------------------------------------------------------
                                                                         Tax Exempt
                                                                         Obligations
-------------------------------------------------------------------------------------
Balance as of 3/31/18                                                    $2,610,000
Realized gain (loss)(1)                                                          --
Changed in unrealized appreciation (depreciation)(2)                        (87,288)
Accrued discounts/premiums                                                   (3,192)
Purchases                                                                        --
Sales                                                                            --
Transfers in to Level 3*                                                         --
Transfers out of Level 3*                                                        --
-------------------------------------------------------------------------------------
Balance as of 3/31/19                                                    $2,519,520
=====================================================================================

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. During year ended March 31, 2019, there were no transfers between Levels 1, 2 and 3.


Net change in unrealized appreciation (depreciation) of Level 3 investments still
held and considered Level 3 at March 31, 2019:                                          $(87,288)
                                                                                        --------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

Statement of Assets and Liabilities | 3/31/19

ASSETS:
  Investments in unaffiliated issuers, at value (cost $414,672,035)                        $434,631,365
  Receivables --
     Investment securities sold                                                                  40,000
     Interest                                                                                 5,846,449
  Other assets                                                                                  202,129
--------------------------------------------------------------------------------------------------------
       Total assets                                                                        $440,719,943
========================================================================================================
LIABILITIES:
  Due to custodian                                                                         $  1,334,551
  Payables --
     Professional fees                                                                           65,525
  Due to affiliates                                                                              28,445
  Accrued expenses                                                                               44,233
--------------------------------------------------------------------------------------------------------
       Total liabilities                                                                   $  1,472,754
========================================================================================================
Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs:
  $100,000 liquidation value per share applicable to 1,600 shares,
     including dividends payable of $6,411                                                 $160,006,411
--------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                                          $285,696,996
  Distributable earnings (loss)                                                              (6,456,218)
--------------------------------------------------------------------------------------------------------
       Net assets applicable to common shareowners                                         $279,240,778
========================================================================================================
NET ASSET VALUE PER COMMON SHARE:
  No par value
     Based on $279,240,778/23,899,020 common shares                                        $      11.68
========================================================================================================

The accompanying notes are an integral part of these financial statements.

      Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 25

Statement of Operations

For the Year Ended 3/31/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                               $20,297,729
---------------------------------------------------------------------------------------------------
     Total investment income                                                           $20,297,729
---------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                  $ 2,602,232
  Administrative expense                                               204,578
  Transfer agent fees                                                   16,287
  Shareowner communications expense                                     19,705
  Custodian fees                                                         4,636
  Registration fees                                                     18,688
  Professional fees                                                    110,199
  Printing expense                                                      12,234
  Pricing fees                                                          39,511
  Trustees' fees                                                        16,091
  Miscellaneous                                                         69,159
---------------------------------------------------------------------------------------------------
     Total expenses                                                                    $ 3,113,320
---------------------------------------------------------------------------------------------------
       Net investment income                                                           $17,184,409
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                               $  (337,666)
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                               $ 4,297,236
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                               $ 3,959,570
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM
NET INVESTMENT INCOME:                                                                 $(4,336,306)
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                 $16,807,673
===================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------------
                                                                      Year                   Year
                                                                      Ended                  Ended
                                                                      3/31/19                3/31/18
-----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                          $ 17,184,409           $ 17,460,402
Net realized gain (loss) on investments                                   (337,666)           (12,363,112)
Change in net unrealized appreciation (depreciation)
  on investments                                                         4,297,236              5,708,826
Distributions to preferred shareowners from net
  investment income                                                     (4,336,306)            (2,744,083)
-----------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations             $ 16,807,673           $  8,062,033
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
($0.61 and $0.61 per share, respectively)                             $(14,578,402)          $(14,578,402)*
-----------------------------------------------------------------------------------------------------------
       Total distributions to common shareowners                      $(14,578,402)          $(14,578,402)
-----------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets applicable to
       common shareowners                                             $  2,229,271           $ (6,516,369)
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:**
Beginning of year                                                      277,011,507            283,527,876
-----------------------------------------------------------------------------------------------------------
End of year                                                           $279,240,778           $277,011,507
===========================================================================================================
* For the year ended March 31, 2018, distributions to common shareowners were presented as net investment income and previously undistributed net investment income.

**For the year ended March 31, 2018, undistributed net investment income was presented as follows:
  $2,936,714.

The accompanying notes are an integral part of these financial statements.

      Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 27

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year        Year        Year         Year          Year
                                                                      Ended       Ended       Ended        Ended         Ended
                                                                      3/31/19     3/31/18     3/31/17*     3/31/16*      3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                                  $  11.59    $  11.86    $  12.55     $  12.68      $  12.07
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
  Net investment income (loss)                                        $   0.72    $   0.73    $   0.80     $   0.83      $   0.95
  Net realized and unrealized gain (loss) on investments                  0.16       (0.28)      (0.68)        0.02          0.81
------------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareowners from:
  Net investment income                                               $  (0.18)   $  (0.11)   $  (0.07)    $  (0.02)     $  (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $   0.70    $   0.34    $   0.05     $   0.83      $   1.75
------------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
  Net investment income and previously undistributed net
  investment income                                                   $  (0.61)   $  (0.61)   $  (0.74)    $  (0.96)**   $  (1.14)**
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $   0.09    $  (0.27)   $  (0.69)    $  (0.13)     $   0.61
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  11.68    $  11.59    $  11.86     $  12.55      $  12.68
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period                                           $  10.76    $  10.72    $  10.99     $  13.87      $  15.48
====================================================================================================================================
Total return at net asset value (b)                                       6.63%       3.11%       0.28%        6.61%        13.65%
Total return at market value (b)                                          6.20%       2.92%     (15.92)%      (3.48)%       14.70%
Ratios to average net assets of common shareowners:
  Total expenses (c)                                                      1.14%       1.16%       1.12%        1.21%         1.22%
  Net investment income before preferred share distributions              6.28%       6.15%       6.47%        6.72%         7.61%
  Preferred share distributions                                           1.58%       0.97%       0.53%        0.13%         0.07%
  Net investment income available to common shareowners                   4.69%       5.18%       5.94%        6.59%         7.54%
Portfolio turnover rate                                                      9%         20%          9%          11%           20%
Net assets of common shareowners, end of period (in thousands)        $279,241    $277,012    $283,528     $299,018      $300,331

The accompanying notes are an integral part of these financial statements.

28 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Year        Year        Year        Year        Year
                                                                           Ended       Ended       Ended       Ended       Ended
                                                                           3/31/19     3/31/18     3/31/17*    3/31/16*    3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands) (d)(e)                         $160,000    $160,000    $150,000    $150,000    $150,000
Asset coverage per preferred share, end of period                          $274,529    $273,132    $ 72,252    $ 74,837    $ 75,055
Average market value per preferred share (f)                               $100,000    $100,000    $ 25,000    $ 25,000    $ 25,000
Liquidation value, including dividends payable, per preferred share        $100,004    $100,000    $ 24,998    $ 25,001    $ 25,000
====================================================================================================================================

* The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.

** The amount of distributions made to shareowners during the year was in excess of the net investment income earned by the Trust during the year. The Trust has accumulated undistributed net investment income which is the part of the Trust's NAV. A portion of this accumulated net investment income was distributed to shareowners during the year.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(c) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(d) Prior to February 16, 2018, there were 6,000 Auction Preferred Shares ("APS") outstanding, with a liquidation preference of $25,000 per share. The Trust redeemed all of its outstanding APS on February 20, 2018.

(e) The Trust issued 1,600 Variable Rate MuniFund Term Preferred Shares, with a liquidation preference of $100,000 per share, on February 16, 2018.

(f)   Market value is redemption value without an active market.

The accompanying notes are an integral part of these financial statements.

      Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 29

Notes to Financial Statements | 3/31/19

1. Organization and Significant Accounting Policies

Pioneer Municipal High Income Advantage Trust (the "Trust") was organized as a Delaware statutory trust on August 6, 2003. Prior to commencing operations on October 20, 2003, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income exempt from regular federal income tax, and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its primary investment objective.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Trust's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Trust's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Trust's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

30 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Trust's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices, and such differences could be material.

      At March 31, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 31

      Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2019, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At March 31, 2019, the Trust reclassified $2,659,411 to decrease distributable earnings (loss) and $2,659,411 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

      At March 31, 2019, the Trust was permitted to carry forward indefinitely $1,170,405 of short-term losses and $26,503,804 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Capital loss not utilized and expired in 2019 amounts to $2,659,411.

32 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

      The tax character of distributions paid during the years ended March 31, 2019 and March 31, 2018, were as follows:

      --------------------------------------------------------------------------
                                                     2019                  2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Tax exempt income                       $18,314,223           $16,843,525
      Ordinary income                             600,485               478,960
      --------------------------------------------------------------------------
          Total                               $18,914,708           $17,322,485
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2019:

      --------------------------------------------------------------------------
                                                                          2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $    115,337
      Capital loss carryforward                                     (27,674,209)
      Other book/tax temporary differences                            1,059,748
      Undistributed tax-exempt income                                    83,576
      Unrealized appreciation                                        19,959,330
      --------------------------------------------------------------------------
          Total                                                    $ (6,456,218)
      ==========================================================================

      The difference between book-basis and tax-basis unrealized appreciation/depreciation is primarily attributable to the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.

D.    Automatic Dividend Reinvestment Plan

      All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

      If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

      Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 33

      Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

E.    Risks

      The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

      Interest rates in the U.S. have been historically low and have begun to rise, so the Trust faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Trust.

34 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

      The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to down-grades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Trust invests significantly in a single state, including California, Massachusetts and Texas, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Trust will be more susceptible to associated risks and developments.

      The Trust invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. While the Trust's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cybersecurity plans and systems put in place by service providers to the Trust such as Brown Brothers Harriman & Co., the Trust's custodian and accounting agent, and American Stock Transfer & Trust Company ("AST"), the Trust's transfer agent. In addition, many beneficial owners of Trust shares hold them through accounts

      Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 35 at broker-dealers, retirement platforms and other financial market participants over which neither the Trust nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Trust's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Trust's ability to calculate its net asset value, impediments to trading, the inability of Trust shareowners to effect share purchases or redemptions or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

2. Management Agreement

The Adviser manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with the Adviser are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the year ended March 31, 2019, the net management fee was 0.60% of the Trust's average daily managed assets, which was equivalent to 0.95% of the Trust's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $28,445 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2019.

3. Transfer Agent

American Stock Transfer & Trust Company ("AST") serves as the transfer agent to the Trust at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Trust's omnibus relationship contracts.

36 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls.

4. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the years ended March 31, 2019 and March 31, 2018 were as follows:

--------------------------------------------------------------------------------
                                                     3/31/19            3/31/18
--------------------------------------------------------------------------------
Shares outstanding at beginning of year           23,899,020         23,899,020
--------------------------------------------------------------------------------
Shares outstanding at end of year                 23,899,020         23,899,020
================================================================================

The Trust may classify or reclassify any unissued shares of beneficial interest into one or more series of preferred shares of beneficial interest.

As of March 31, 2019, the Trust has outstanding 1,600 Variable Rate MuniFund Term Preferred Shares Series 2021 ("Series 2021 VMTP Shares" or "VMTP Shares"). The Trust issued the VMTP Shares on February 16, 2018. See Note 5 for additional information.

Prior to February 16, 2018, the Trust had outstanding 3,000 Series A APS and 3,000 Series B APS. The Trust mailed a notice of redemption and deposited funds sufficient to redeem the APS with the auction agent on February 16, 2018. The Trust redeemed all outstanding Series A APS and Series B APS on February 20, 2018.

5. Variable Rate MuniFund Term Preferred Shares

The Trust has 1,600 shares issued and outstanding of Series 2021 VMTP Shares, with a liquidation preference of $100,000 per share. VMTP Shares are issued via private placement and are not publicly available.

The Trust is obligated to redeem its VMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Trust. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Trust, subject to payment of premium for approximately one year following the date of issuance ("Optional Redemption Date"), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Trust may be obligated to redeem a certain amount of the VMTP Shares if it fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date for the Trust's Series 2021 VMTP Shares is August 2, 2021.

      Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 37

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of "Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs" on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are declared daily. The dividend rate for the VMTP Shares is determined weekly. Unpaid dividends on VMTP Shares are recognized as a component of "Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs" on the Statement of Assets and Liabilities. From April 1, 2018 through March 31, 2019, the Series 2021 VMTP Shares paid an average dividend rate of 2.70%.

Costs incurred in connection with the Trust's offering of VMTP Shares were recorded as a deferred charge, which is being amortized over the life of the shares and is recognized as a component of "Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs" on the Statement of Assets and Liabilities.

Transactions in the Series 2021 VMTP Shares during the Trust's current and prior reporting periods were as follows:

--------------------------------------------------------------------------------------------
                                        Year Ended 3/31/2019          Year Ended 3/31/2018
                                       Shares          Amount        Shares          Amount
--------------------------------------------------------------------------------------------
VMTP Shares issued                         --          $ --           1,600    $160,000,000
VMTP Shares exchanged                      --            --              --              --
--------------------------------------------------------------------------------------------
Net increase (decrease)                    --          $ --           1,600    $160,000,000
============================================================================================

6. Subsequent Events

A monthly dividend was declared on April 4, 2019 from undistributed and accumulated net investment income of $0.0425 per common share payable April 30, 2019, to common shareowners of record on April 17, 2019.

Subsequent to March 31, 2019, dividends declared and paid on VMTP Shares totaled $383,970 through April 30, 2019.

38 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer Municipal High Income Advantage Trust:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Municipal High Income Advantage Trust (the "Trust"), including the schedule of investments, as of March 31, 2019, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended March 31, 2018 (collectively referred to as the "financial statements"). The financial highlights for the periods ended March 31, 2015, March 31, 2016 and March 31, 2017 were audited by another independent registered public accounting firm whose report, dated May 26, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Municipal High Income Advantage Trust at March 31, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and the financial highlights for the year ended March 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Trust's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

      Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 39

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Trust's auditor since 2017.

Boston, Massachusetts
May 30, 2019

40 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

The percentages of the Trust's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 100%.

      Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 41

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Trust's Trustees and Officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

42 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position       Term of Office and                                                     Other Directorships
Held With the Trust          Length of Service             Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)         Class III Trustee             Private investor (2004 - 2008 and        Director, Broadridge Financial
Chairman of the Board        since 2006.                   2013 - present); Chairman (2008 -        Solutions, Inc. (investor
and Trustee                  Term expires in 2021.         2013) and Chief Executive Officer        communications and securities
                                                           (2008 - 2012), Quadriserv, Inc.          processing provider for
                                                           (technology products for securities      financial services industry)
                                                           lending industry); and Senior            (2009 - present); Director,
                                                           Executive Vice President, The Bank       Quadriserv, Inc. (2005 -
                                                           of New York (financial and               2013); and Commissioner, New
                                                           securities services) (1986 - 2004)       Jersey State Civil Service
                                                                                                    Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)           Class I Trustee since 2005.   Managing Partner, Federal City           Director of New York
Trustee                      Term expires in 2019.         Capital Advisors (corporate              Mortgage Trust (publicly-
                                                           advisory services company)               traded mortgage REIT)
                                                           (1997 - 2004 and 2008 -                  (2004 - 2009, 2012 -
                                                           present); Interim Chief                  present); Director of The
                                                           Executive Officer, Oxford                Swiss Helvetia Fund, Inc.
                                                           Analytica, Inc. (privately held          (closed-end fund) (2010 -
                                                           research and consulting company)         2017); Director of Oxford
                                                           (2010); Executive Vice President         Analytica, Inc. (2008 -
                                                           and Chief Financial Officer,             2015); and Director of
                                                           I-trax, Inc. (publicly traded            Enterprise Community
                                                           health care services company)            Investment, Inc. (privately-
                                                           (2004 - 2007); and Executive             held affordable housing
                                                           Vice President and Chief Financial       finance company) (1985 - 2010)
                                                           Officer, Pedestal Inc.
                                                           (internet-based mortgage trading
                                                           company) (2000 - 2002); Private
                                                           Consultant (1995 - 1997); Managing
                                                           Director, Lehman Brothers (1992 -
                                                           1995); and Executive, The World
                                                           Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74)    Class II Trustee since 2008.  William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                      Term expires in 2020.         Political Economy, Harvard               Funds Investment Trust and
                                                           University (1972 - present)              Mellon Institutional Funds
                                                                                                    Master Portfolio (oversaw 17
                                                                                                    portfolios in fund complex)
                                                                                                    (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

      Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 43

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position       Term of Office and                                                     Other Directorships
Held With the Trust          Length of Service             Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)    Class II Trustee since 2003.  Founding Director, Vice-President and    None
Trustee                      Term expires in 2020.         Corporate Secretary, The Winthrop Group,
                                                           Inc. (consulting firm) (1982 - present);
                                                           Desautels Faculty of Management, McGill
                                                           University (1999 - 2017); and Manager
                                                           of Research Operations and Organizational
                                                           Learning, Xerox PARC, Xerox's advance
                                                           research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)     Class I Trustee since 2015.   Chief Investment Officer, 1199 SEIU      None
Trustee                      Term expires in 2019.         Funds (healthcare workers union
                                                           pension funds) (2001 - present);
                                                           Vice President - International
                                                           Investments Group, American
                                                           International Group, Inc. (insurance
                                                           company) (1993 - 2001); Vice
                                                           President - Corporate Finance and
                                                           Treasury Group, Citibank, N.A.
                                                           (1980 - 1986 and 1990 - 1993); Vice
                                                           President - Asset/Liability
                                                           Management Group, Federal Farm
                                                           Funding Corporation (government-
                                                           sponsored issuer of debt securities)
                                                           (1988 - 1990); Mortgage Strategies
                                                           Group, Shearson Lehman Hutton, Inc.
                                                           (investment bank) (1987 - 1988);
                                                           and Mortgage Strategies Group, Drexel
                                                           Burnham Lambert, Ltd. (investment bank)
                                                           (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)     Class III Trustee             President and Chief Executive Officer,   Director of New America High
Trustee                      since 2003.                   Metric Financial Inc. (formerly known    Income Fund, Inc. (closed-end
                             Term expires in 2021.         as Newbury Piret Company) (investment    investment company) (2004 -
                                                           banking firm) (1981 - present)           present); and Member, Board of
                                                                                                    Governors, Investment Company
                                                                                                    Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)       Class III Trustee             Consultant (investment company services) None
Trustee                      since 2014.                   (2012 - present); Executive Vice
                             Term expires in 2021          President, BNY Mellon (financial and
                                                           investment company services) (1969 -
                                                           2012); Director, BNY International
                                                           Financing Corp. (financial services)
                                                           (2002 - 2012); Director, Mellon
                                                           Overseas Investment Corp. (financial
                                                           services) (2009 - 2012); Director,
                                                           Financial Models (technology) (2005-2007);
                                                           Director, BNY Hamilton Funds, Ireland
                                                           (offshore investment companies)
                                                           (2004-2007); Chairman/Director,
                                                           AIB/BNY Securities Services, Ltd.,
                                                           Ireland (financial services) (1999-2006);
                                                           and Chairman, BNY Alternative
                                                           Investment Services, Inc.
                                                           (financial services) (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

44 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position       Term of Office and                                                     Other Directorships
Held With the Trust          Length of Service             Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*          Class I Trustee since 2014.   Director, CEO and President of Amundi    None
Trustee, President and       Term expires in 2019.         Pioneer Asset Management USA, Inc.
Chief Executive Officer                                    (since September 2014); Director, CEO
                                                           and President of Amundi Pioneer Asset
                                                           Management, Inc. (since September
                                                           2014); Director, CEO and President of
                                                           Amundi Pioneer Distributor, Inc.
                                                           (since September 2014); Director, CEO
                                                           and President of Amundi Pioneer
                                                           Institutional Asset Management, Inc.
                                                           (since September 2014); Chair, Amundi
                                                           Pioneer Asset Management USA, Inc.,
                                                           Amundi Pioneer Distributor, Inc. and
                                                           Amundi Pioneer Institutional Asset
                                                           Management, Inc. (September 2014 -
                                                           2018); Managing Director, Morgan
                                                           Stanley Investment Management (2010 -
                                                           2013); Director of Institutional
                                                           Business, CEO of International,
                                                           Eaton Vance Management (2005 - 2010);
                                                           and Director of Amundi USA, Inc.
                                                           (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*      Class II Trustee since 2014.  Director and Executive Vice President    None
Trustee                      Term expires in 2020.         (since 2008) and Chief Investment
                                                           Officer, U.S. (since 2010) of Amundi
                                                           Pioneer Asset Management USA, Inc.;
                                                           Director and Executive Vice President
                                                           and Chief Investment Officer, U.S.
                                                           of Amundi Pioneer (since 2008);
                                                           Executive Vice President and Chief
                                                           Investment Officer, U.S. of Amundi
                                                           Pioneer Institutional Asset Management,
                                                           Inc. (since 2009); Portfolio Manager of
                                                           Amundi Pioneer (since 1999); and
                                                           Director of Amundi USA, Inc.
                                                           (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

      Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 45

Trust Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position       Term of Office and                                                     Other Directorships
Held With the Trust          Length of Service             Principal Occupation                     Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (54)   Since 2003. Serves at         Vice President and Associate General     None
Secretary and Chief Legal    the discretion of the Board   Counsel of Amundi Pioneer since
Officer                                                    January 2008; Secretary and Chief
                                                           Legal Officer of all of the Pioneer
                                                           Funds since June 2010; Assistant
                                                           Secretary of all of the Pioneer Funds
                                                           from September 2003 to May 2010; and
                                                           Vice President and Senior Counsel of
                                                           Amundi Pioneer from July 2002 to
                                                           December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)       Since 2010. Serves at         Fund Governance Director of Amundi       None
Assistant Secretary          the discretion of the Board   Pioneer since December 2006 and
                                                           Assistant Secretary of all the
                                                           Pioneer Funds since June 2010;
                                                           Manager - Fund Governance of
                                                           Amundi Pioneer from December
                                                           2003 to November 2006; and Senior
                                                           Paralegal of Amundi Pioneer from
                                                           January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)            Since 2010. Serves at         Senior Counsel of Amundi Pioneer         None
Assistant Secretary          the discretion of the Board   since May 2013 and Assistant
                                                           Secretary of all the Pioneer Funds
                                                           since June 2010; and Counsel of
                                                           Amundi Pioneer from June 2007 to
                                                           May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)         Since 2008. Serves at         Vice President - Fund Treasury of        None
Treasurer and Chief          the discretion of the Board   Amundi Pioneer; Treasurer of all of
Financial and Accounting                                   the Pioneer Funds since March 2008;
Officer                                                    Deputy Treasurer of Amundi Pioneer
                                                           from March 2004 to February 2008; and
                                                           Assistant Treasurer of all of the
                                                           Pioneer Funds from March 2004 to
                                                           February 2008
------------------------------------------------------------------------------------------------------------------------------------

46 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position       Term of Office and                                                     Other Directorships
Held With the Trust          Length of Service             Principal Occupation                     Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)        Since 2003. Serves at         Director - Fund Treasury of Amundi       None
Assistant Treasurer          the discretion of the Board   Pioneer; and Assistant Treasurer of
                                                           all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)           Since 2003. Serves at         Senior Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the Board   Amundi Pioneer; and Assistant
                                                           Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)        Since 2009. Serves at         Senior Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the Board   Amundi Pioneer since November 2008;
                                                           Assistant Treasurer of all of the
                                                           Pioneer Funds since January 2009;
                                                           and Client Service Manager -
                                                           Institutional Investor Services at
                                                           State Street Bank from March 2003 to
                                                           March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)             Since 2018. Serves at         Managing Director, Chief Compliance      None
Chief Compliance Officer     the discretion of the Board   Officer of Amundi Pioneer Asset
                                                           Management; Amundi Pioneer
                                                           Institutional Asset Management, Inc.;
                                                           and the Pioneer Funds since September
                                                           2018; and Chief Compliance Officer
                                                           of Amundi Pioneer Distributor, Inc.
                                                           since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)         Since 2006. Serves at         Vice President - Amundi Pioneer Asset    None
Anti-Money Laundering        the discretion of the Board   Management; and Anti-Money Laundering
Officer                                                    Officer of all the Pioneer Funds
                                                           since 2006
------------------------------------------------------------------------------------------------------------------------------------

      Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 47

                          This page is for your notes.

48 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

                          This page is for your notes.

      Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 49

                          This page is for your notes.

50 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

                          This page is for your notes.

      Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19 51

                          This page is for your notes.

52 Pioneer Municipal High Income Advantage Trust | Annual Report | 3/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                     1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                     Write to

General inquiries, lost dividend checks,                American Stock
change of address, lost stock certificates,             Transfer & Trust
stock transfer                                          Operations Center
                                                        6201 15th Ave.
                                                        Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                       American Stock
                                                        Transfer & Trust
                                                        Wall Street Station
                                                        P.O. Box 922
                                                        New York, NY 10269-0560

Website                                                 www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundipioneer.com.

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19205-13-0519


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $41,500 payable to Ernst & Young LLP for the year ended
March 31, 2019 and $50,500
for the year ended March 31, 2018.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2019 or 2018.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $8,028
payable to Ernst & Young LLP for the year ended
March 31, 2019 and $8,028
for the year ended March 31, 2018.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2019 or 2018.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended March 31 2019 and 2018, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $8,028 payable to Ernst & Young LLP for the year ended
March 31, 2019 and $8,028 for the year
ended March 31, 2018.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

                     Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2019. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
David Eurkus         Other Registered Investment
                     Companies                                  3    $2,610,375                      N/A             N/A
                     Other Pooled Investment Vehicles           0    $        0                      N/A             N/A
                     Other Accounts                             1    $   72,928                      N/A             N/A
-------------------  ---------------------------------- -----------  ----------         ----------------  --------------
Jonathan Chirunga    Other Registered
                     Investment Companies                       3    $2,610,375                      N/A             N/A
                     Other Pooled Investment Vehicles           0    $        0                      N/A             N/A
                     Other Accounts                             0    $        0                      N/A             N/A
-------------------  ---------------------------------- -----------  ----------         ----------------  --------------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Amundi Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


COMPENSATION OF PORTFOLIO MANAGER
Amundi Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi Pioneer. The compensation program for all Amundi Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Barclays Capital Municipal Bond Index and the Barclays Capital High Yield Municipal Bond Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o AMUNDI PIONEER RESULTS AND BUSINESS LINE RESULTS. Amundi Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGER
The following table indicates as of March 31, 2019 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
David Eurkus                 A
---------------------------  ---------------------
                             A
Jonathan Chirunga
---------------------------  ---------------------

*     Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Municipal High Income Advantage Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 3, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 3, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 3, 2019

* Print the name and title of each signing officer under his or her signature.